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                                                                   EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report on Form 10-K for the period ending December 27, 2003 of Charles River Laboratories International, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, James C. Foster, Chairman, Chief Executive Officer and President of the Company, hereby certifies, to the best of his knowledge and pursuant to 18 U.S.C. Section 1350, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                /s/ James C. Foster
                                ----------------------------------------------
                                James C. Foster
                                Chairman, Chief Executive Officer and President
Dated: March 8, 2004            Charles River Laboratories International, Inc.